VISION LARGE CAP CORE FUND

(A portfolio of VISION Group of Funds)

Supplement to the Combined Class A and B Shares Prospectus dated June 30, 2002


     Please be advised that Mark Schultz has been added as a co-Portfolio Manager for the VISION Large Cap Core Fund. Please add the following biography for Mr. Schultz to the "Portfolio Managers" section of the Prospectus:

     "Mark Schultz is a Vice President and Portfolio Manager with M&T Asset Management. He is responsible for management of equity model portfolios, with specific responsibility for the growth model. As an analyst, Mr. Schultz focuses on technology and diversified financial companies. Prior to joining M&T Asset Management in July 2001, Mr. Schultz worked as a portfolio manager with Caldwell Securities in Toronto, Canada from June 1996 to September 1999. He began his career with Royal Bank of Canada in country risk analysis and multinational corporate banking. Mr. Schultz holds his chartered financial analyst designation
(CFA) and a doctorate in politics from the University of Oxford."


                                                         September 30, 2002



Cusip 92830F778
Cusip 92830F760
27703 (9/02)